                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Universal Mfg. Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

TO THE SHAREHOLDERS OF UNIVERSAL MFG. CO.:

Notice is hereby given that the Annual Meeting of the Shareholders of UNIVERSAL MFG. CO. will be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on December 4, 2001 at 9:30 a.m. for the election of members of the Board of Directors for the ensuing year and for the transaction of such other business as may properly come before the meeting.

The date of record for voting at this 2001 Annual Meeting was the close of business on October 12, 2001. Only holders of common stock as of this record date are entitled to Notice of and to vote at the aforesaid meeting or any adjournment thereof.

It is hoped that as many shareholders as possible will attend in person but if it will be impossible for you to do so, we request that you sign and return the enclosed proxy in the envelope provided to ensure your representation at the annual meeting. Returning the proxy does not prevent a shareholder from attending the meeting and voting in person.

Enclosed with this Notice is the 2001 Annual Report of the Company.

BY ORDER OF THE BOARD OF DIRECTORS.



                                           Donald D. Heupel, President
                                           T. Warren Thompson, Secretary

                          To Be Held December 4, 2001


                                 SOLICITATION
                                 ------------

     The enclosed proxy is solicited by the Board of Directors of Universal Mfg. Co. for use at the Annual Meeting of Shareholders of the Company to be held on December 4, 2001, and at any adjournment thereof. Such meeting is to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, and will commence at 9:30 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

     Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy. Any revocation of a proxy may be in writing delivered to the Company or by oral statement of any shareholder in attendance at the Annual Meeting.

     This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to shareholders, for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

     Only shareholders of record of the Company's 816,000 shares of Common Stock outstanding as of the close of business on October 12, 2001, will be entitled to vote. Each share of Common Stock is entitled to one vote on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about October 26, 2001.
The 2001 annual report of the Company to its shareholders is being mailed to shareholders with this proxy statement.

October 26, 2001.

                       ELECTION OF DIRECTORS AND VOTING
                       --------------------------------

     The only proposal for the 2001 Annual Meeting is the election of four directors to hold office until the 2003 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The following current directors have been nominated: Richard R. Agee, Richard E. McFayden, Helen Ann McHugh and Thomas W. Rasmussen. Detailed information on each nominee is provided in the Current Directors and Nominees section.

     As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director. Directors will be elected upon receiving a majority of the votes cast in person or by proxy at the annual meeting, provided a quorum is present.

     Shareholders have cumulative voting rights. Each shareholder of record is entitled to as many votes as the total number of shares of Common Stock held of record by such shareholder multiplied by the number of directors to be elected by the shareholders. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such proportion as the shareholder may desire. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a shareholder may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither shares nor proxies may be voted for a greater number of persons than the number of nominees shown below.

               INFORMATION ABOUT CURRENT DIRECTORS AND NOMINEES
               ------------------------------------------------

     Four directors are to be elected at this Annual Meeting to hold office until the 2003 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The Articles of Incorporation of the Company provide for classification of directors into two classes to be elected in alternate years for two-year terms. The Company's current Bylaws provide for seven directors, with four to be elected in 2001 and three to be elected in 2002.

     All of the nominees are presently directors of the Company and have been previously elected by the shareholders.

     Management recommends a vote FOR the election of the nominated directors.

     The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2001 Annual Meeting of Shareholders:

Current Nominees:                                       Year First
                                                          Became    Term
Name and Principal Occupation                     Age    Director  Expires
-----------------------------                     ---    --------  -------

RICHARD R. AGEE                                   49         1998     2001
Owner & General Manager,
Agee's Automotive Repair & Parking
Lincoln, Nebraska

RICHARD E. McFAYDEN                               49         1984     2001
Partner, Perrigrine Partners, a Real
Estate Investment Partnership
Professor of Business and Associate Director of
Student Services, Buena Vista University
Omaha, Nebraska

HELEN ANN McHUGH                                  48         1997     2001
Account Executive, SFI, LLC
Santa Fe Springs, California

THOMAS W. RASMUSSEN                               39         1997     2001
Fixed Operations Manager
Sill-TerHar Motors, Inc.
Denver, Colorado

Other Directors:                                        Year First
                                                          Became    Term
Name and Principal Occupation                     Age    Director  Expires
-----------------------------                     ---    --------  -------

DONALD D. HEUPEL                                  54         1985     2002
President of the Company
Algona, Iowa

DANIEL H. MEGINNIS                                41         2000     2002
Hollis Trucking Co.
Lincoln, Nebraska

T. WARREN THOMPSON                                71         1969     2002
Secretary of the Company
Commercial Real Estate Broker
Wahoo, Nebraska

     All directors and nominees for director have been in their respective occupations for more than the past five years with two exceptions. Before assuming his current position with Sill-TerHar Motors, Inc., a franchised Ford, Mercury, Lincoln, Mazda, Volvo, Jaguar, Aston Martin dealer in November 2000, Mr. Rasmussen worked for Piper Jaffray from 1992 to 1997, for Arcadia Financial, Ltd. from 1997 to 1998, Jeff Sacks Automotive Management Group from 1998 to July 12, 1999 and MSX International from July 12, 1999 to October 25, 2000. In November 1998, SFI, LLC acquired

Ms. McHugh's former employer, Caltar, Inc., and retained Ms. McHugh as Account Executive. Ms. McHugh and Mr. Rasmussen are cousins and through marriage, Mr. Thompson is the uncle of Mr. McFayden.

Board of Directors' Meetings
----------------------------

     The Board of Directors generally meets once each quarter. The Board of Directors held four regularly scheduled meetings during the fiscal year ended July 31, 2001. In addition, the Board of Directors held three special meetings via telephone conference throughout the year. No director attended less than 75% of the meetings of the Board of Directors and the committees of which he or she was a member.

Audit Committee Meetings
------------------------

     The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. The Board of Directors, with the exception of Donald D. Heupel, acts as the Company's Audit Committee. The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The Nasdaq Stock Market. The Company has designated Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ended July 31, 2002. On November 28, 2000, the Board of Directors adopted an Audit Committee Charter, and the written charter of the Audit Committee is attached to this proxy statement as Annex I.

Audit Committee Report
----------------------

     The following report was delivered to the Board of Directors of the Company by the Audit Committee on July 26, 2001. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document. As indicated above, Deloitte & Touche LLP has been selected as the principal independent public accountants for the fiscal year ended July 31, 2002.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited consolidated financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended July 31, 2001. The committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2001. The committee has also considered whether the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended October 31, 2000, January 31, 2001 and April 30, 2001 is compatible with maintaining Deloitte & Touche LLP's independence.

     The aggregate fees billed by the principal independent public accountants (Deloitte & Touche LLP) to the Company for the fiscal year ended July 31, 2001 are as follows:

             ---------------------------------------------------------------
              Annual Audit and Quarterly Reviews......  $55,640.00
              All Other Fees: ........................  $36,467.00/(1)/
                                                        ==========

              TOTAL FEES:.............................  $92,107.00

              /(1)/ includes tax compliance and consulting, and acquisition assistance.


             ---------------------------------------------------------------

                                Audit Committee

          Richard R. Agee                          Daniel H. Meginnis
          Richard E. McFayden                      Thomas W. Rasmussen
          Helen Ann McHugh                         T. Warren Thompson

Other Committees
----------------

     There is no standing compensation committee of the Board of Directors. Pursuant to a resolution adopted at the Company's quarterly meeting held July 21, 1998, the Board of Directors established a standing nominating committee to be elected from its members. The nominating committee consists of Mr. McFayden, who is Chairman, Ms. McHugh and Mr. Rasmussen. Nominations for the 2001 election had to be received no earlier than February 1, 2001 and no later than June 1, 2001. The nominating committee did not receive any nominee submissions for the 2001 election. Nominations for election to the Board of Directors to be considered at the 2002 Annual Meeting must be submitted in writing to the committee no earlier than February 1, 2002 and no later than June 1, 2002.

     At the Company's quarterly meeting held April 20, 1999, the Board of Directors established a personnel committee to evaluate the organizational structure and personnel needs of the Company's divisions and to recruit and hire qualified individuals to complete the Company's management team. The Board of Directors appointed Mr. Rasmussen, who is Chairman, Mr. Agee, Mr. McFayden and Mr. Heupel to the personnel committee.

                                  MANAGEMENT
                                  ----------

        The Company's day to day affairs are managed by its executive officers who are appointed for a one year term. Executive officers of the Company, and other significant employees of the Company, are listed below:

  Name and Age                            Current Position and Business History
--------------------------------------------------------------------------------
  Donald D. Heupel (54)..........         President of the Company for more than
                                          the past five years.

  T. Warren Thompson (71)........         Secretary of the Company for more than
                                          the past five years; Treasurer of the
                                          Company until October 31, 1995

  Patrick Warner (50)............         Controller of the Company since
                                          October 1999./(1)/

--------------------------------------------------------------------------------

/(1)/ Mr. Warner resigned from his position as Controller on August 24, 2001.

        The Company hired Pat Warner as Controller of the Company upon the resignation of Harold J. Pursley in October 1999. Prior to joining the Company, Patrick Warner held the position of Controller at ATI Global Incorporated, now known as Attachment Technologies Incorporated ("ATI"), for eleven years. ATI is a manufacturing company which produces construction equipment attachments. Mr. Warner received his bachelor's degree in accounting from Northwest Missouri State and obtained an MBA from the University of Iowa.

                    COMPENSATION OF PRESIDENT AND DIRECTORS
                    ---------------------------------------

          The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President of the Company, Mr. Donald
D. Heupel:

                          SUMMARY COMPENSATION TABLE

                              Annual Compensation
--------------------------------------------------------------------------------
  Name and                                                          All Other
  Principal Position             Year/(1)/         Salary         Compensation
--------------------------------------------------------------------------------
  Donald D. Heupel,              2001          $66,229.93/(2)/   $21,745.93/(3)/
  President of the Company

--------------------------------------------------------------------------------
(1)     For fiscal year ended July 31, 2001.
(2) Mr. Donald Heupel was compensated in fiscal 2001 partly by fixed salary and partly by commission expressed as a percentage of before-tax profits. Mr. Heupel's fixed salary for fiscal 2001 was $51,855.11. His commission percentage was one and one-half percent. The Board of Directors has established a minimum monthly commission to be paid to Mr. Heupel of $1,500. The total commission compensation paid to Mr. Heupel for the fiscal year ended July 31, 2001 was $14,374.82.
(3) Mr. Heupel was paid $12,000 in director fees and received a bonus in the amount of $6,400.95. The amount listed as other compensation also includes an annual contribution of $2,464.98 made by the Company to Mr. Heupel's 401(k) account and a value of $888.00 allocated to Mr. Heupel's personal use of a Company automobile.

     Until May 1, 1999, all directors of the Company were paid $1,500 per month. The Board voluntarily reduced directors' fees from $1,500 to $1,000 per month at its quarterly meeting held April 20, 1999 effective May 1, 1999. In addition, Mr. Thompson was paid $4,300 during the last fiscal year for services rendered in his capacity as Secretary of the Company. The Company adopted a 401(k) plan (the "Plan") for its supervisory, clerical and sales employees, effective January 1, 1997. Mr. Heupel currently participates in the Plan.

                        OWNERSHIP OF VOTING SECURITIES
                           BY DIRECTORS AND NOMINEES
                           -------------------------

     The following table sets forth the share ownership for each of the directors and nominees for director as of October 12, 2001:

                       Name and Address            Amount and
                              Of              Nature of Beneficial   Percent
     Title of Class    Beneficial Owner            Ownership         Of Class
     --------------    ----------------            ---------         --------

      Common Stock     Richard R. Agee              300               0.04%
                       5300 Bridle Lane
                       Lincoln, NE 68516

      Common Stock     Donald D. Heupel           1,500/(1)/          0.18%
                       219 South Avenue
                       Algona, IA 50511

      Common Stock     Richard E. McFayden       20,690               2.53%
                       672 Fairwood Lane
                       Omaha, NE 68132

      Common Stock     Helen Ann McHugh           2,555               0.31%
                       546 N. Marengo  Ave.
                       Pasadena, CA 91101

      Common Stock     Daniel H. Meginnis         1,720               0.21%
                       1000 Rockhurst Drive
                       Lincoln, NE 68510

      Common Stock     Thomas W. Rasmussen       84,136/(2)/         10.31%/(3)/
                       P.O. Box 61428
                       Denver, CO  80206

      Common Stock     T. Warren Thompson         2,600/(4)/          0.32%
                       1600 N. Chestnut
                       Wahoo, NE 68066

--------------------------------------------------------------------------------
(1) Includes 1,500 shares owned by him and his wife as joint tenants with respect to which Mr. Heupel may be regarded as having shared voting power and shared investment power.
(2) According to a Schedule 13D Amendment filed with the SEC on September 6, 2001, Mr. Rasmussen disclosed that he had sole voting power and sole dispositive power over 26,700 shares which includes 13,400 shares held by him directly and 13,300 shares held by him as Trustee of the Teresa Ann Kell Trust dated January 1, 2001. Mr. Rasmussen's Schedule 13D Amendment also discloses that he has shared voting power over 57,436 shares held by his mother Patricia Ann Rasmussen. In the Schedule 13D Amendment, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother or his sister.
(3) This 10.31% includes the 7.03% owned by Patricia Ann Rasmussen. See note 2 above for further discussion.
(4) Includes 2400 shares owned by Mr. Thompson's daughter, Katharyn Mary Thompson Wyckoff, to which Mr. Thompson may be regarded as having shared voting and investment power.

      In addition to the shared voting power and shared investment power indicated in the above footnotes, spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

      The following table sets forth certain information as to the shares of Common Stock beneficially owned by all officers and directors of the Company as a group as of October 12, 2001:

                            Amount and Nature of
       Title of Class       Beneficial Ownership      Percent of Class
       --------------       --------------------      ----------------
        Common Stock             113,501/(1)/              13.91%

--------------------------------------------------------------------------------
/(1)/ Includes 61,336 shares with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.

                             CERTAIN TRANSACTIONS
                             --------------------

      Due to growth in its distribution operations, the Board authorized the organization of Universal Distribution LLC to effect the separation of the manufacturing and distribution operations of the Company. On June 17, 1999, the Company filed Articles of Organization for "Universal Distribution LLC" and the Nebraska Secretary of State's Office issued a Certificate of Organization. The Company owns a ninety-nine percent (99%) membership interest in Universal Distribution LLC and Mr. Heupel owns the remaining one percent (1%) membership interest. The Company is also the manager of Universal Distribution LLC. Profits and losses from Universal Distribution LLC are allocated to the members based on their capital accounts and thus, the Company will receive ninety-nine percent (99%) and Mr. Heupel will receive one percent (1%) of the profits and losses.

                          INDEBTEDNESS OF MANAGEMENT
                          --------------------------

      In July 1999, the Company loaned Mr. Heupel the principal sum of Twenty Seven Thousand Ninety-Five and 66/100 Dollars ($27,095.66) pursuant to a Loan Agreement and Promissory Note. The loan enabled Mr. Heupel to satisfy the supplemental capital call made by the Company as the controlling member of Universal Distribution LLC. The Promissory Note is payable in five equal annual installments and the unpaid principal balance accrues interest until maturity at an annual rate of 5.82%. Thereafter, the unpaid principal and interest due on the Promissory Note will bear interest until paid at the rate of 8% per annum. The Loan Agreement further obligates the Company to loan Mr. Heupel additional funds to satisfy future capital calls on substantially the same terms and conditions as the July 31, 1999 Promissory Note.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE
                             --------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year its officers, directors and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES
                    --------------------------------------

     The following table sets forth the names and certain information with respect to each person who, as of October 12, 2001, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Common Stock:

                          Name and Address       Amount and Nature   Percent
                                 Of                of Beneficial       Of
     Title of Class       Beneficial Owner           Ownership        Class
     --------------       ----------------           ---------        -----

      Common Stock      Eloise Rogers Agee        75,592/(1)/         9.26%
                        2541 Woodleigh Lane
                        Lincoln, NE 68502

      Common Stock      Cede & Co.               608,345/(2)/        74.55%
                        Box 20
                        Bowling Green Station
                        New York, NY 10004

      Common Stock      Mary McFayden Donahue     46,258              5.67%
                        1301 South 80th Street
                        Omaha, NE 68124

      Common Stock      Patricia Ann Rasmussen   57,436/(3)/          7.03%
                        93 Palma Drive
                        Rancho Mirage, CA 92270

      Common Stock      Thomas Rasmussen          84,136/(4)/        10.31%/(5)/
                        P.O. Box 61428
                        Denver, Colorado 80206

--------------------------------------------------------------------------------
(1) Includes four shares owned by her husband, Richard W. Agee, with respect to which Mrs. Agee may be regarded as having shared voting power and shared investment power.
(2) The Company's stock transfer records reflect that these shares are held in nominee name. The Company believes these shares are beneficially owned by more than one beneficial owner.
(3) According to a Schedule 13D amendment filed with the SEC on September 6, 2001, Mrs. Rasmussen disclosed that with respect to these 57,436 shares she has shared voting power with her son, Thomas W. Rasmussen and shared dispositive power with her daughter.
(4) According to a Schedule 13D Amendment filed with the SEC on September 6, 2001, Mr. Rasmussen disclosed that he had sole voting power and sole dispositive power over 26,700 shares which includes 13,400 shares held by him directly and 13,300 shares held by him as Trustee of the Teresa Ann Kell Trust dated January 1, 2001. Mr. Rasmussen's Schedule 13D Amendment also discloses that he has shared voting power over 57,436 shares held by his mother Patricia Ann Rasmussen. In the Schedule 13D Amendment, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother or his sister.
(5) This 10.31% includes the 7.03% owned by Patricia Ann Rasmussen. See note 4 above for further discussion.

     In addition to the persons listed above, any spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

                             FINANCIAL STATEMENTS
                             --------------------

     The Company's annual report for the fiscal year ended July 31, 2001, including financial statements, has accompanied or preceded the mailing of this proxy statement.

     The Company will provide without charge to each shareholder solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended July 31, 2001. A written request for such report should be directed to Donald D. Heupel, President, Universal Mfg. Co., 405 Diagonal Street, Algona, Iowa 50511.

                                 AUDIT MATTERS
                                 -------------

     The Board of Directors of the Company at its meeting of July 26, 2001, selected the accounting firm of Deloitte & Touche LLP, independent certified public accountants, to conduct the audit examination of the Company and its subsidiary for the fiscal year ending July 31, 2002, and to prepare the Company's corporate income tax returns for the same fiscal year.

     Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. Such representations will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                            SHAREHOLDERS' PROPOSALS
                            -----------------------

     In order for any proposal of shareholders to be presented as an item of business at the 2002 Annual Meeting of Shareholders of the Company, the proposal must be received at the Company's principal executive offices no later than May 28, 2002.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

                                By Order of the Board of Directors


                                Donald D. Heupel
                                President
October 26, 2001

TO BE CERTAIN THAT YOUR SHARE WILL BE REPRESENTED AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                    ANNEX 1

Audit Committee Charter for Universal Mfg. Co.

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Universal Mfg. Co. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the [select as appropriate: New York Stock Exchange/Nasdaq/American Stock Exchange]. The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

 . Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

 . Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

 . Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

 . Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K [or 10-KSB (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K)].

 . Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

 .  Discussing with a representative of management and the independent auditors:
   (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q [or 10-QSB] prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

 . Overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

 . Discussing with management, the internal auditors and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

 . Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

Additional Functions Frequently Assigned to Audit Committees

1.   Reviewing the annual management letter (with the independent auditors).

2.   Reviewing and approving audit fees.

3.   Reviewing management "conflict of interest" transactions.

4. Reviewing alleged fraudulent actions or violations of law reported by internal compliance programs or, under the terms of the Private Securities Litigation Reform Act of 1995, by the independent auditors.

5.   Reviewing codes of ethics and/or codes of conduct.

6. Reviewing compliance with codes of ethics and/or codes of conduct and the procedures to monitor such compliance.

7. Reviewing the performance of the chief financial officer, chief accounting officer, and director of internal audit.

8.   Reviewing financial press releases.

9. Reviewing policies and procedures with respect to expense accounts of senior management.

10. Reviewing and concurring in the appointment, replacement, reassignment or dismissal of the director of internal audit. Confirming and assuring the objectivity of internal audit.

11.  Reviewing the internal audit charter.

12.  Self-assessing audit committee performance.

                              Universal Mfg. Co.

         Proxy for Annual Meeting of Shareholders on December 4, 2001

The undersigned hereby constitutes and appoints T. Warren Thompson and Daniel H. Meginnis, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. (the "Company") to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on the 4th day of December, 2001, at 9:30 a.m., or at any adjournment thereof.

(1)  Election of Directors

          [_] FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Richard R. Agee, Richard E. McFayden, Helen Ann McHugh and Thomas W. Rasmussen

               _________________________________________________________________
          [_]  WITHHOLD authority to vote for the above-listed nominees.
               INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of Directors and will be voted as directed. If no direction is indicated with respect to proposal (1), it will be voted FOR such proposal.

DATED: ___________________, 2001.



                              Universal Mfg. Co.

         Proxy for Annual Meeting of Shareholders on December 4, 2001

The undersigned hereby constitutes and appoints T. Warren Thompson and Daniel H. Meginnis, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. (the "Company") to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on the 4th day of December, 2001, at 9:30 a.m., or at any adjournment thereof.

(1)  Election of Directors

          [_] FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Richard R. Agee, Richard E. McFayden, Helen Ann McHugh and Thomas W. Rasmussen

               _________________________________________________________________
          [_]  WITHHOLD authority to vote for the above-listed nominees.
               INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the name of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of Directors and will be voted as directed. If no direction is indicated with respect to proposal (1), it will be voted FOR such proposal.

DATED: ___________________, 2001.

                          ________________________________
                                     Signature


                          ________________________________
                                     Signature

                                                   (When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or
                                                   conservator, or officer of a
                                                   corporation, give full title.
                                                   All joint tenants must sign.)



                          ________________________________
                                     Signature


                          ________________________________
                                     Signature

                                                   (When signing as attorney,
                                                   executor, administrator,
                                                   trustee, guardian or
                                                   conservator, or officer of a
                                                   corporation, give full title.
                                                   All joint tenants must sign.)